Ex-99.q

POWER OF ATTORNEY

     I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trusts"), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of November, 2006.

/s/ Patrick P. Coyne
Patrick P. Coyne

Delaware Investments Family of Funds

Delaware Group Adviser Funds	Voyageur Insured Funds
Delaware Group Cash Reserve	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I	Voyageur Investment Trust
Delaware Group Equity Funds II	Voyageur Mutual Funds
Delaware Group Equity Funds III	Voyageur Mutual Funds II
Delaware Group Equity Funds IV	Voyageur Mutual Funds III
Delaware Group Equity Funds V	Voyageur Tax Free Funds
Delaware Group Foundation Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds	Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund	Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds	Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust	Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund	Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

POWER OF ATTORNEY

     I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of November, 2006.

/s/ Thomas L. Bennett
Thomas L. Bennett

Delaware Investments Family of Funds

Delaware Group Adviser Funds	Voyageur Insured Funds
Delaware Group Cash Reserve	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I	Voyageur Investment Trust
Delaware Group Equity Funds II	Voyageur Mutual Funds
Delaware Group Equity Funds III	Voyageur Mutual Funds II
Delaware Group Equity Funds IV	Voyageur Mutual Funds III
Delaware Group Equity Funds V	Voyageur Tax Free Funds
Delaware Group Foundation Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds	Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund	Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds	Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust	Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund	Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

POWER OF ATTORNEY

     I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of November, 2006.

/s/ J. Richard Zecher
J. Richard Zecher

Delaware Investments Family of Funds

Delaware Group Adviser Funds	Voyageur Insured Funds
Delaware Group Cash Reserve	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I	Voyageur Investment Trust
Delaware Group Equity Funds II	Voyageur Mutual Funds
Delaware Group Equity Funds III	Voyageur Mutual Funds II
Delaware Group Equity Funds IV	Voyageur Mutual Funds III
Delaware Group Equity Funds V	Voyageur Tax Free Funds
Delaware Group Foundation Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds	Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund	Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds	Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust	Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund	Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

POWER OF ATTORNEY

     I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of November, 2006.

/s/ John A. Fry
John A. Fry

Delaware Investments Family of Funds

Delaware Group Adviser Funds	Voyageur Insured Funds
Delaware Group Cash Reserve	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I	Voyageur Investment Trust
Delaware Group Equity Funds II	Voyageur Mutual Funds
Delaware Group Equity Funds III	Voyageur Mutual Funds II
Delaware Group Equity Funds IV	Voyageur Mutual Funds III
Delaware Group Equity Funds V	Voyageur Tax Free Funds
Delaware Group Foundation Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds	Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund	Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds	Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust	Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund	Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

POWER OF ATTORNEY

     I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of November, 2006.

/s/ Anthony D. Knerr
Anthony D. Knerr

Delaware Investments Family of Funds

Delaware Group Adviser Funds	Voyageur Insured Funds
Delaware Group Cash Reserve	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I	Voyageur Investment Trust
Delaware Group Equity Funds II	Voyageur Mutual Funds
Delaware Group Equity Funds III	Voyageur Mutual Funds II
Delaware Group Equity Funds IV	Voyageur Mutual Funds III
Delaware Group Equity Funds V	Voyageur Tax Free Funds
Delaware Group Foundation Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds	Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund	Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds	Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust	Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund	Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

POWER OF ATTORNEY

     I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of November, 2006.

/s/ Ann R. Leven
Ann R. Leven

Delaware Investments Family of Funds

Delaware Group Adviser Funds	Voyageur Insured Funds
Delaware Group Cash Reserve	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I	Voyageur Investment Trust
Delaware Group Equity Funds II	Voyageur Mutual Funds
Delaware Group Equity Funds III	Voyageur Mutual Funds II
Delaware Group Equity Funds IV	Voyageur Mutual Funds III
Delaware Group Equity Funds V	Voyageur Tax Free Funds
Delaware Group Foundation Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds	Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund	Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds	Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust	Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund	Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

POWER OF ATTORNEY

     I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of November, 2006.

/s/ Thomas F. Madison
Thomas F. Madison

Delaware Investments Family of Funds

Delaware Group Adviser Funds	Voyageur Insured Funds
Delaware Group Cash Reserve	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I	Voyageur Investment Trust
Delaware Group Equity Funds II	Voyageur Mutual Funds
Delaware Group Equity Funds III	Voyageur Mutual Funds II
Delaware Group Equity Funds IV	Voyageur Mutual Funds III
Delaware Group Equity Funds V	Voyageur Tax Free Funds
Delaware Group Foundation Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds	Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund	Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds	Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust	Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund	Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

POWER OF ATTORNEY

     I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of November, 2006.

/s/ Jan L. Yeomans
Jan L. Yeomans

Delaware Investments Family of Funds

Delaware Group Adviser Funds	Voyageur Insured Funds
Delaware Group Cash Reserve	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I	Voyageur Investment Trust
Delaware Group Equity Funds II	Voyageur Mutual Funds
Delaware Group Equity Funds III	Voyageur Mutual Funds II
Delaware Group Equity Funds IV	Voyageur Mutual Funds III
Delaware Group Equity Funds V	Voyageur Tax Free Funds
Delaware Group Foundation Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds	Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund	Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds	Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust	Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund	Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

POWER OF ATTORNEY

     I, the Chief Financial Officer of Delaware Investments Family of Funds listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Patrick P. Coyne and David P. O’Connor, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of November, 2006.

/s/ Richard Salus
Richard Salus

Delaware Investments Family of Funds

Delaware Group Adviser Funds	Voyageur Insured Funds
Delaware Group Cash Reserve	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I	Voyageur Investment Trust
Delaware Group Equity Funds II	Voyageur Mutual Funds
Delaware Group Equity Funds III	Voyageur Mutual Funds II
Delaware Group Equity Funds IV	Voyageur Mutual Funds III
Delaware Group Equity Funds V	Voyageur Tax Free Funds
Delaware Group Foundation Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds	Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund	Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds	Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust	Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund	Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

POWER OF ATTORNEY

     I, the undersigned member of Delaware Investments Family of Funds listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of November, 2006.

/s/ Lucinda S. Landreth
Lucinda S. Landreth

Delaware Investments Family of Funds

Delaware Group Adviser Funds	Voyageur Insured Funds
Delaware Group Cash Reserve	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I	Voyageur Investment Trust
Delaware Group Equity Funds II	Voyageur Mutual Funds
Delaware Group Equity Funds III	Voyageur Mutual Funds II
Delaware Group Equity Funds IV	Voyageur Mutual Funds III
Delaware Group Equity Funds V	Voyageur Tax Free Funds
Delaware Group Foundation Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds	Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund	Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds	Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust	Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund	Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust